                             ENDEAVOR SERIES TRUST
                            4333 Edgewood Road N.E.
                           Cedar Rapids, Iowa 52499

                       Capital Guardian Global Portfolio
                    Capital Guardian U.S. Equity Portfolio
                       Capital Guardian Value Portfolio
                       Dreyfus Small Cap Value Portfolio
                 Dreyfus U.S. Government Securities Portfolio
                      Endeavor Asset Allocation Portfolio
                       Endeavor Enhanced Index Portfolio
                         Endeavor High Yield Portfolio
                        Endeavor Janus Growth Portfolio
                        Endeavor Money Market Portfolio
                           Jennison Growth Portfolio
                     T. Rowe Price Equity Income Portfolio
                     T. Rowe Price Growth Stock Portfolio
                  T. Rowe Price International Stock Portfolio

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be Held on April 26, 2002

To the Shareholders of Endeavor Series Trust:

   NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Portfolios of Endeavor Series Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of the Trust at 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499 at 10:00 a.m. Central Time and any adjournments thereof (collectively, the "Special Meeting") for the following purposes:

    1. To approve an Agreement and Plan of Reorganization (the "Plan") for each Portfolio providing for the reorganization of the Portfolio as a corresponding series (a "Successor Portfolio") of AEGON/Transamerica Series Fund, Inc., a Maryland corporation and, in connection with each reorganization, the acquisition of all of the assets of the Portfolio in exchange for shares of the Successor Portfolio, and the assumption by the Successor Portfolio of all the liabilities of the Portfolio. The Plan also provides for the distribution of such shares of the Successor Portfolio to the shareholders of the Portfolio in liquidation and subsequent termination of the Portfolio.

    2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

   The Board of Trustees has fixed the close of business on February 15, 2002 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                             By order of the Board of Trustees

                             ENDEAVOR SERIES TRUST


March 8, 2002


SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO TELEPHONIC, FACSIMILE, OR INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTION CARD ARE SET FORTH ON THE INSIDE COVER OF THIS NOTICE. IT IS IMPORTANT THAT VOTING INSTRUCTION CARDS BE RETURNED PROMPTLY.

               INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS

   The following general rules for signing voting instruction cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instruction card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

    3. All Other Accounts: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

        Registration                       Valid Signature
        ------------                       ---------------
        Corporate Accounts
        (1) ABC Corp...................... ABC Corp.
        (2) ABC Corp...................... John Doe, Treasurer
        (3) ABC Corp.
            c/o John Doe, Treasurer....... John Doe
        (4) ABC Corp. Profit Sharing Plan. John Doe, Trustee

        Trust Accounts
        (1) ABC Trust..................... Jane B. Doe, Trustee
        (2) Jane B. Doe, Trustee
            u/t/d 12/28/78................ Jane B. Doe

        Custodial or Estate Accounts
        (1) John B. Smith, Cust
            f/b/o John B. Smith, Jr. UGMA. John B. Smith
        (2) Estate of John B. Smith....... John B. Smith, Jr., Executor

                       YOUR VOTING INSTRUCTIONS ARE VERY
                      IMPORTANT NO MATTER HOW MANY SHARES
                         YOU PROVIDE INSTRUCTIONS ON.

   Contract owners may vote by mail, telephone, the Internet, or facsimile.

   If you give instructions by telephone, the Internet, or facsimile, please DO NOT mail your voting instruction card.

                             ENDEAVOR SERIES TRUST

                       Capital Guardian Global Portfolio
                    Capital Guardian U.S. Equity Portfolio
                       Capital Guardian Value Portfolio
                       Dreyfus Small Cap Value Portfolio
                 Dreyfus U.S. Government Securities Portfolio
                      Endeavor Asset Allocation Portfolio
                       Endeavor Enhanced Index Portfolio
                         Endeavor High Yield Portfolio
                        Endeavor Janus Growth Portfolio
                        Endeavor Money Market Portfolio
                           Jennison Growth Portfolio
                     T. Rowe Price Equity Income Portfolio
                     T. Rowe Price Growth Stock Portfolio
                  T. Rowe Price International Stock Portfolio

                            4333 Edgewood Road N.E.
                           Cedar Rapids, Iowa 52499

                        SPECIAL MEETING OF SHAREHOLDERS
                                April 26, 2002

                                PROXY STATEMENT


   This Proxy Statement is furnished in connection with the solicitation of voting instructions by the Board of Trustees of Endeavor Series Trust (the "Trust") for each of fourteen Portfolios (the "Portfolios") of the Trust, for use at a Special Meeting of Shareholders of the Portfolios to be held at 10:00 a.m. Central Time on April 26, 2002 at the offices of the Trust, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499, and any adjournments thereof (collectively, the "Special Meeting"). A notice of the Special Meeting and a voting instruction card accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Special Meeting and voting instruction card(s) are first being mailed to policyholders on or about March 8, 2002. In addition to solicitations of proxies by mail, proxy solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of the Trust; regular employees of AEGON/Transamerica Fund Advisers, Inc., the Trust's manager ("AEGON Advisers" or the "Manager"), whose location is 570 Carillon Parkway, St. Petersburg, Florida 33716; or other representatives of the Trust. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Manager. The Trust's most recent annual report is available upon request without charge by writing the Trust at 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499 or calling 1-800-525-6205.




   If the enclosed voting instruction card is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the voting instruction card will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the voting instruction card, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any policyholder who has given a voting instruction card has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated voting instruction card to the Trust at the above address prior to the date of the Special Meeting.


   If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve each proposal are not received, the persons named as proxies on the enclosed voting instruction card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy (excluding abstentions, as described below). A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Trust's Agreement and Declaration of Trust dated November 18, 1988 (the "Declaration of Trust"), a quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Trust entitled to vote at the Special Meeting.



   Abstentions (proxies that are properly executed and returned and are accompanied by instructions to withhold authority to vote) will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of matters.


   The Board of Trustees has fixed the close of business on February 15, 2002 as the record date (the "Record Date") for the determination of shareholders of the Portfolios entitled to notice of and to vote at the Special Meeting. The number of shares of each Portfolio outstanding on the Record Date is set forth in Exhibit A.

   Transamerica Life Insurance Company ("Transamerica Life") and its affiliates, AUSA Life Insurance Company, Inc. ("AUSA Life") and Peoples Benefit Life Insurance Company ("Peoples") are the owners of all of the Shares of each Portfolio and as such have the right to vote upon certain matters that are required by the Investment Company Act of 1940, as amended (the "1940 Act"), to be approved or ratified by the shareholders and to vote upon any other matter that may be voted upon at a shareholders' meeting. As the owner of a variable annuity contract (a "Contract") issued by Transamerica Life, AUSA Life, or Peoples, you have the right under your Contract to give voting instructions with respect to the Shares of each Portfolio attributable to your Contract. Each of Transamerica Life, AUSA Life, and

Peoples will vote the Shares of each Portfolio for Contract owners in accordance with instructions received from the Contract owners. Interests in Contracts for which no timely instructions are received will be voted in proportion to the instructions which are received from other Contract owners. Transamerica Life, AUSA Life, and Peoples will also vote any shares in separate accounts that they own and which are not attributable to Contracts in the same proportion. Each full Share is entitled to one vote and any fractional Share is entitled to a fractional vote.


   As of March 8, 2002, the officers and the Trustees of the Trust as a group beneficially owned less than 1% of the Shares of each Portfolio.


   In order that your Shares may be represented at the Special Meeting, you are requested to:

--indicate your instructions on the enclosed voting instruction card;

--date and sign the voting instruction card;

--mail the voting instruction card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

--allow sufficient time for the voting instruction card to be received on or before 10:00 a.m. Central Time on April 24, 2002.


   You may also vote by telephone, facsimile or the Internet. Instructions for voting by telephone, facsimile, or the Internet appear in the materials accompanying the Notice of Special Meeting and this Proxy Statement.


                                   PROPOSAL

              TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION
                              FOR THE PORTFOLIOS

Background

   The Trust is a series-type mutual fund that is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. Currently, the Trust has fourteen portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objectives and policies. Each Portfolio operates as a separate investment fund, and the income, losses, or expenses of one Portfolio generally have no effect on the investment performance of any other Portfolio. AEGON Advisers serves as Manager of the Portfolios. AEGON Advisers has retained investment sub-advisers to provide day-to-day investment management services to each Portfolio.

Summary of the Proposal

   At the Meeting, the shareholders of each Portfolio will be asked to approve an Agreement and Plan of Reorganization (the "Plan"), which provides for the reorganization (the "Reorganization") of each Portfolio into a corresponding series (each a "Successor Portfolio", and collectively the "Successor Portfolios") of AEGON/Transamerica Series Fund, Inc. ("ATSF"), a Maryland corporation. Both the Trust and ATSF are managed by AEGON Advisers, and the Reorganization, by bringing all of the Portfolios managed by AEGON Advisers into a single legal entity, is intended to produce a more integrated fund group, provide administrative and operational efficiencies, and reduce the Portfolios' expenses.


   At a meeting of the Trustees of the Trust held on February 5, 2002, the Trustees, including all Trustees who are not "interested persons" (the "Independent Trustees") of the Trust or the Manager, unanimously voted to approve the merger of the Portfolios into ATSF. Further, at a meeting held telephonically on February 14, 2002, the Trustees, including the Independent Trustees, voted to approve the Reorganization and to recommend that shareholders of each Portfolio approve the Reorganization.



   The Trustees have concluded that the Reorganization would be in the best interests of the Portfolios and their shareholders and that the interests of existing shareholders of the Portfolios would not be diluted as a result of the Reorganization.


Description of the Reorganization

   The detailed terms and conditions are contained in the Plan, which is attached to the Proxy Statement as Exhibit B. The information in this Proxy Statement about the Plan is qualified in its entirety by reference to the complete text of the Plan.

   It is expected that each of the Portfolios will participate in the Reorganization and that the Reorganization, if approved by the shareholders of each Portfolio, will be effected contemporaneously as to each Portfolio. If shareholders of any of the Portfolios do not approve the Reorganization, the Trustees of the Trust will consider other possible courses of action that may be in the best interests of shareholders of the affected Portfolio.


   If the shareholders of a Portfolio approve the Reorganization and the conditions are satisfied, all of the assets and liabilities of that Portfolio will be transferred in-kind to the corresponding Successor Portfolio. In exchange, the Portfolio will receive shares of the corresponding Successor Portfolio (the "ATSF Shares"). Immediately thereafter, each Portfolio will liquidate and distribute the ATSF Shares to its shareholders. As a result of the Reorganization, each shareholder will receive, in exchange for Shares of a Portfolio, ATSF Shares with a total net asset value equal to the net asset value of the shareholder's Shares immediately prior to the consummation of the Reorganization.



   If approved by shareholders of a Portfolio, it is expected that the Reorganization will become effective as to that Portfolio at or about 5 p.m. Eastern time on April 30, 2002. However, the Reorganization may become effective at another time and date should the Meeting be adjourned to a later date or should any other condition to the Reorganization not be satisfied at that time. Even if shareholders of each Portfolio approve the Plan, the Plan may be terminated as to any Portfolio at any time prior to its implementation by the mutual agreement of the parties.

Certain Comparative Information About the Trust and ATSF



   As portfolios of a Massachusetts business trust, the operations of the Portfolio are governed by the Declaration of Trust, the Trust's By-Laws, and applicable Massachusetts law. ATSF, as a Maryland corporation, is governed by its Articles of Incorporation (the "Articles") and By-Laws and applicable Maryland law. The following is a summary of some of the differences between the Trust and ATSF.


   Capitalization. The beneficial interests in the Trust are issued as transferable shares of beneficial interest without par value. The Declaration of Trust permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series or classes, all without shareholder approval.

   ATSF is authorized to issue one billion shares of common stock, $0.01 par value per share. The Board of Directors of ATSF are authorized to issue shares in series or classes without shareholder approval.

   Voting Rights and Election of Trustees and Directors. Each share of the Trust has one vote, with fractional shares voting proportionally. The Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Any Trustee may be removed by vote of two-thirds of the outstanding shares of the Trust, and holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees.

   Each share of ATSF has one vote, and each fractional share has a proportionate vote. ATSF is not required to hold annual meetings of shareholders. A Director of ATSF may be removed by a vote of majority of the outstanding shares, and holders of 25% or more of the outstanding shares can require the holding of a meeting of shareholders for any purpose, including to vote on the removal of one or more Directors.

   Amendments to Governing Instrument. The Declaration of Trust permits the Trustees of the Trust to amend the Declaration of Trust only with the vote of a majority of the Trust's outstanding shares, except that the Trustees may, by majority vote, adopt amendments that have the purpose of establishing a series, terminating a series that has no shares outstanding, changing the name of the Trust or a Portfolio, or supplying an omission, removing an ambiguity, or correcting a defective or inconsistent provision.

   The Articles of ATSF permit the Board of Directors to amend the Articles as permitted by Maryland law. Under Maryland law, all changes, except for limited exceptions such as a change in name or changes in series of shares, require approval of a majority of ATSF's outstanding shares.

   Liability of Shareholders. Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts and obligations of the

Trust, requires notice of this disclaimer in all agreements entered into by the Trust, and provides for indemnification out of Trust property for any shareholder held personally liable for obligations of the Trust.

   Under Maryland law, shareholders of ATSF are not personally liable for the obligations of ATSF.

   Liability and Indemnification of Trustees and Directors. The Declaration of Trust provides that a Trustee is liable to the Trust and shareholders only for the Trustee's own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. A Trustee is entitled to indemnification for expenses of litigation against the Trustee except with respect to any matter as to which the individual has been determined (1) not to have acted in good faith in the reasonable belief that his or her action was in the best interests of shareholders or (2) to be liable to the Trust or shareholders by reason of willful misfeasance, bad faith or reckless disregard of the individual's duties.

   The Articles of ATSF provide that each Director is indemnified against liability arising out of his or her service as a director, except where the liability arises out of the director's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


   Members of the Board of Directors. The Board of Directors of ATSF is comprised of different individuals than serve as Trustees of the Trust. The Directors of ATSF are Patrick S. Baird, Peter R. Brown, Daniel Calabria, Janice
B. Case, Charles C. Harris, Leo J. Hill, John R. Kenney, Russell A. Kimball, Jr., and William W. Short, Jr. Messrs. Kenney and Baird are "interested persons" of the Trust as defined in the 1940 Act, and affiliated persons of AEGON Advisers, ATSF, Transamerica Investment Management, LLC, Transamerica Life, AUSA Life and Peoples, all affiliates of the Trust.




   The foregoing is only a summary of certain of the differences between the governing instruments of the Trust and ATSF. It is not a complete list of differences. Shareholders should refer directly to the provisions of the governing instruments and applicable law for more complete information.

Summary of the Current Management Agreement and the ATSF Management Agreement


   As a result of the Reorganization, each Successor Portfolio will be subject to a new investment management agreement (the "ATSF Management Agreement") between ATSF on behalf of the Successor Portfolios and AEGON Advisers. The Management Agreement between the Trust and AEGON Advisers (the "Trust Management Agreement") and the ATSF Management Agreement are substantially identical. Each provides that the Manager has overall supervisory responsibility for the general management and investment of each Portfolio's assets and has full investment discretion with respect to the assets of any Portfolio not then being managed by an Adviser. The Manager is expressly authorized to delegate day-to-day investment management of a Portfolio's assets to another investment adviser. The Manager has retained various investment sub-advisers to provide day-to-day investment management services to each Portfolio. Except as described below, each Successor Portfolio will have the same investment sub-adviser as the corresponding Portfolio.


   Each Agreement provides that the Manager is also responsible for providing the Trust or ATSF with office facilities, statistical and research data, data processing services, clerical, accounting and bookkeeping services and for preparation of shareholder reports, tax returns, and other government filings. The Manager is authorized to hire third parties to provide any of these services.



   Each Agreement provides that the Manager will be paid a fee with respect to each Portfolio based on that Portfolio's average daily net assets. The amount of the management fee varies among the Portfolios. If the Plan is approved, the amount of the management fee will not change. However, the Manager has agreed, if the Reorganization is consummated, to waive fees or reimburse the expenses of each Successor Portfolio in order to reduce, commencing January 1, 2003, each Successor Portfolio's overall expenses by 2.25 basis points below the overall expenses, as of December 31, 2001, of the corresponding Portfolio. Should the Reorganization be approved, during the period from May 1, 2002 to December 31, 2002, the Manager will seek to reduce operating expenses of the Successor Portfolios.



   Each Agreement provides that the Trust or ATSF is responsible for all expenses other than those expressly assumed by the Manager. Each of the Trust and ATSF is responsible for, among other things, (1) the Manager's fees; (2) legal and audit expenses; (3) fees for registration of shares; (4) fees of the transfer agent, registrar, custodian, dividend disbursing agent, and shareholder servicing agent; (5) taxes; (6) brokerage and other transaction expenses; (7) interest expenses; (8) expenses of shareholders and Trustees' or Directors meetings; (9) printing of share certificates and prospectuses; (10) mailing of prospectuses to existing shareholders; (11) insurance premiums; (12) charges of an independent pricing service; (13) expenses related to the purchase and redemption of shares; (14) the expenses of a third-party, or as applicable, in-house administrator; and (15) nonrecurring expenses, such as the cost of litigation.



   Each Agreement provides that the Manager is not liable for its acts or omissions under the Agreement, but that the Manager is not protected against liability arising out of its own willful misfeasance, bad faith, or gross negligence in the performance of its duties.


   Each Agreement provides (1) that it will continue in effect with respect to each Portfolio for a period of two years from its effective date and thereafter from year to year if approved at least annually by a majority vote of the shares of the Portfolio or a majority of the Trustees or Directors and by a majority of the Independent Trustees or Directors; (2) that it may be terminated as to any Portfolio, without penalty, by the Trustees or Directors or by the vote of a majority of the outstanding shares of a Portfolio upon 60 days' prior written notice; (3) that it may be terminated by the Manager on 90 days' prior written notice to the Trust or ATSF; and (4) that it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act.


   The original Management Agreement and each Sub-Advisory Agreement were last approved by the Board of Trustees of the Trust, including the Independent Trustees, on May 7, 2001.


Investment Sub-Advisers

   The sub-adviser of each Successor Portfolio will be the same as the sub-adviser of the corresponding Portfolio, with two exceptions.


   Currently, the sub-adviser to the Dreyfus U.S. Government Securities Portfolio is the Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York 10166. The Manager will retain Transamerica Investment Management, LLC ("TIM") as sub-adviser to the Successor Portfolio following the Reorganization. Following the Reorganization, the Successor Portfolio will be named "Transamerica U.S. Government Securities." TIM's address is 1150 South Olive Street, Los Angeles, California 90015-2211. TIM is a wholly-owned indirect subsidiary of Transamerica Corporation, which is in turn a wholly-owned subsidiary of AEGON, N.V., a financial services holding company with its headquarters in The Hague, The Netherlands. TIM and the Manager are under common control.



   Matthew W. Kuhns and Heidi Y. Hu will serve as the manager and co-manager, respectively, of the Successor Portfolio to the Dreyfus U.S. Government Securities Portfolio. Mr. Kuhns, a Vice President and Portfolio Manager of TIM, is manager of the Transamerica Premier Bond Fund and the Transamerica Bond Fund and is co-manager of the Transamerica Premier High Yield Fund, the Legacy Total Return Corporate Bond Portfolio, and Transamerica Income Shares. Ms. Hu, also a Vice President and Portfolio Manager of TIM, is manager of Transamerica Income Shares and the Legacy Total Return Corporate Bond Portfolio and is co-manager of the Transamerica Premier Balanced Fund, the Transamerica Premier Bond Fund, the Transamerica Balanced Fund, and the Transamerica Bond Fund.



   For the period ended December 31, 2001, Dreyfus received $598,458 in sub-advisory fees. The sub-advisory fee to be received by TIM will be paid at the same rate received by Dreyfus. That rate is an annual rate of 0.15% of average daily net assets in the Portfolio. The sub-advisory fee is paid by the Manager out of the fee it receives from the Portfolio.

   Currently, the sub-adviser to the T. Rowe Price International Stock Portfolio is T. Rowe Price International, Inc. ("Price International"), 100 East Pratt Street, Baltimore, Maryland 21202, a subsidiary of T. Rowe Price Associates, Inc. The Manager intends to retain as sub-adviser to the Successor Portfolio Morgan Stanley Investment Management, Inc. ("Morgan Stanley"), 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley is a subsidiary of Morgan Stanley Dean Witter & Co. Morgan Stanley does business in certain instances under the name "Van Kampen" (including in its proposed role as sub-adviser to the T. Rowe Price International Stock Portfolio. Following the Reorganization, the Successor Portfolio will be named "Van Kampen Active International Allocation."



   Ann D. Thivierge and Barton M. Biggs will have primary day-to-day portfolio management responsibility for the Successor Portfolio to the T. Rowe Price International Stock Portfolio. Ms. Thivierge, a Managing Director of Morgan Stanley, joined Morgan Stanley in 1986. Mr. Biggs, Chairman, Director and Managing Director of Morgan Stanley, and a Managing Director of Morgan Stanley & Co., joined Morgan Stanley & Co. in 1975.



   Price International receives a sub-advisory fee from the Manager out of the fee it receives from the Portfolio. The fee is based on the average daily net assets of the T. Rowe Price International Stock Portfolio as follows: 0.75% up to $20 million; 0.60% in excess of $20 million up to $50 million; and 0.50% of assets in excess of $50 million. If assets in the Portfolio exceed $200 million, Price International receives 0.50% of total net assets. For the period ended December 31, 2001, Price International received $1,323,461 in sub-advisory fees.


   For its services to the Successor Portfolio, Morgan Stanley will be paid by the Manager according to the same schedule.


   Morgan Stanley's investment advisers provide investment management and related services to other mutual funds. For each registered investment company portfolio advised or sub-advised by Morgan Stanley with an investment objective similar to that of the T. Rowe Price International Stock Portfolio, the following table identifies and sets forth the size of each such portfolio as of December 31, 2001, along with the management fee expressed as a percentage of average net assets for that portfolio. Morgan Stanley receives the fees in exchange for providing investment services, which are comprised of investment advisory services or administrative services, or both. While TIM does manage funds that invest a significant portion of their assets in U.S. Government Securities, they do not currently manage a fund with similar investment objectives to the Dreyfus U.S. Government Securities Portfolio.

                                                  Net Assets as of  Annual
                                                  December 31, 2001 Management
  Name of Fund with Similar Investment Objectives (in millions)     Fee Rate
  ----------------------------------------------- ----------------- ----------
  Morgan Stanley Active International Allocation
    Institutional Fund                                  399.1         0.65%
  Morgan Stanley Dean Witter International Fund         541.5         1.00%
  Morgan Stanley Dean Witter Active International
    Allocation Universal Fund                            16.7         0.80%





   The following lists the principal executive officers and directors of TIM and Morgan Stanley, respectively;



   Managers and Chief Executive Officer of TIM



   John C. Riazzi, Manager and Chief Executive Officer


   Gary U. Rolle, Manager


   Jeffrey S. Van Harte, Manager


   John R. Kenney, Manager


   Douglas C. Kolsrud, Manager


   Patrick S. Baird, Manager


   Larry N. Norman, Manager





   Directors and Chief Officers of Morgan Stanley



   Barton M. Biggs, Director and Chairman


   Richard B. Worley, Director and President


   Mitchell M. Merin, Director


   Joseph McAlinden, Chief Investment Officer


   Rajesh K. Gupta, Chief Administrative Officer - Investments


   Ronald E. Robison, Chief Operations Officer




Current and Successor Distribution Arrangements

   Transamerica Capital, Inc., located at 4600 South Syracuse Street, Suite 1180, Denver, Colorado 80237, serves as principal underwriter for the Portfolio. AFSG Securities Corporation, located at 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499 serves as principal underwriter for ATSF. As a result of the Reorganizations, each successor Portfolio will be subject to the distribution agreement between ATSF and AFSG Securities Corporation, which is substantially similar to the Portfolios' distribution agreement with Transamerica Capital, Inc. Each of the Trust and ATSF has adopted, in accordance with the substantive provisions of Rule 12b-1 under the 1940 Act, a Brokerage Enhancement Plan, for each of the Portfolios (with Transamerica Capital, Inc.) and the Successor Portfolios (with AFSG Securities

Corporation), respectively. Each Brokerage Enhancement Plan uses available brokerage commissions to promote the sale and distribution of Trust or ATSF shares. Under each Brokerage Enhancement Plan, the Trust or ATSF uses recaptured commissions to pay for distribution expenses. Except for recaptured commissions, unlike asset based charges imposed by many mutual funds for sales expenses, the Portfolios do not incur any asset based or additional fees or charges under the Brokerage Enhancement Plan.

   Under the Brokerage Enhancement Plans, the Manager is authorized to direct investment advisers to use certain broker-dealers for securities transactions. (The duty of best price and execution still applies to these transactions.) These broker-dealers have agreed to give a percentage of their commission from the sale and purchase of securities to Transamerica Capital, Inc. or AFSG Securities Corporation, each of whom does not make any profit from participating in the Plan and is obligated to use any money given to it under the Plan for distribution expenses (other than a minimal amount to defray its legal and administrative costs).

Names

   The name of each Successor Portfolio will be the same as that of the corresponding Portfolio at the time the Reorganization becomes effective, except that the names of the Successor Portfolios will not include the word "Portfolio" and that the following name changes will become effective on May 1, 2002:


  Portfolio Name                              Successor Portfolio
  --------------                              -------------------
  Dreyfus U.S. Government Securities          Transamerica U.S. Government
    Portfolio                                   Securities
  Endeavor Asset Allocation Portfolio         Van Kampen Asset Allocation
  Endeavor Enhanced Index Portfolio           J.P. Morgan Enhanced Index
  Endeavor High Yield Portfolio               MFS High Yield
  Endeavor Janus Growth Portfolio             Janus Growth II
  Endeavor Money Market Portfolio             Van Kampen Money Market
  T. Rowe Price International Stock Portfolio Van Kampen Active International
                                                Allocation


Certain Votes to be Taken Prior to the Reorganizations

   Prior to the Reorganizations, AFSG Securities Corporation will own a single outstanding share of each Successor Portfolio. The purpose of the issuance by each Successor Portfolio of this nominal share prior to the effective time of the Reorganization is to enable ATSF to eliminate the need to incur the additional expense of ATSF having to hold a separate meeting of shareholders of the Successor Portfolio in order to comply with certain shareholder approval requirements of the 1940 Act.

Investment Objectives and Restrictions

   Each Successor Portfolio will have the same investment objective(s) and investment restrictions as the corresponding Portfolio.

Federal Income Tax Consequences

   It is anticipated that the transactions contemplated by the Plan will be tax free. Sullivan & Worcester LLP, counsel to the Portfolios, has informed the Trustees that if substantially all of the assets and liabilities of the Portfolios are transferred to the corresponding Successor Portfolios, it will issue an opinion that each Reorganization will not give rise to the recognition of income, gain or loss to the Portfolio, the Successor Portfolio or shareholders of the Portfolio for federal income tax purposes pursuant to sections 361, 1032(a) and 354(a)(1), respectively, of the Internal Revenue Code of 1986, as amended. This opinion will be based upon customary representations of the Trust and ATSF and certain customary assumptions. The receipt of such an opinion is a condition to the consummation of each Reorganization.

   A shareholder's adjusted basis for tax purposes in shares of the Successor Portfolio after the Reorganization will be the same as the shareholder's adjusted basis for tax purposes in the shares of the Portfolio immediately before the Reorganization. The holding period for the shares of the Successor Portfolio received in the Reorganization will include a shareholder's holding period for shares of the Portfolio (provided that the shares of the Portfolio were held as capital assets on the date of the Reorganization). Contract owners should consult their own tax advisers with respect to the state and local tax consequences of the proposed transaction.

Reorganization Expenses

   The expenses of the Reorganization will be borne by the Manager or its affiliates. The current Trustees of the Trust will retain their ability to make claims under their existing directors and officers insurance policy for a period of six years following the consummation of the Reorganization.

Appraisal Rights

   Neither the Declaration of Trust nor Massachusetts law grants shareholders of the Portfolios any rights in the nature of appraisal or dissenters' rights with respect to any action upon which shareholders may be entitled to vote. However, the customary right of mutual fund shareholders to redeem their shares is not affected by the proposed Reorganization.

Recommendation of Trustees

   The Trustees of the Trust requested, received and considered such information as they deemed reasonably necessary to enable them to evaluate the Reorganization.

At a meeting of the Trustees called for the purpose on February 14, 2002, the Trustees reviewed the potential benefits associated with the proposed Reorganization. In this regard, the Trustees considered: (1) the potential advantages and operating efficiencies which may apply to operating the Successor Portfolios as series of a larger entity, while continuing to have the same Manager, investment objectives, and investment limitations; (2) the agreement of the Manager to waive fees or reimburse the Portfolios in order to reduce each Successor Portfolio's overall expenses by 2.25 basis points below the current levels of the corresponding Portfolio; (3) the agreement of the Manager to pay all costs of the Reorganization, including costs of directors and officers insurance for the Trustees of the Trust; and (4) the expected federal tax consequences to the Portfolios, the Successor Portfolios and shareholders resulting from the proposed Reorganization, and the likelihood that no recognition of income, gain or loss for shareholders will occur as a result thereof.


   The Trustees voted to approve the proposed Reorganization and determined that participation in the Reorganization is in the best interests of each Portfolio and that the interests of existing shareholders will not be diluted as a result of the Reorganization.

                                 REQUIRED VOTE

   Approval of the Plan with respect to a Portfolio requires the affirmative vote of a majority of the outstanding Shares of that Portfolio.

                                 OTHER MATTERS

Submission of Shareholder Proposals

   The Trust is not generally required to hold annual or special meetings of shareholders. If the Reorganization does not occur, shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Assistant Secretary of the Endeavor Series Trust, c/o PFPC, Inc., 101 Federal Street, Boston, MA 02111.

Shareholders' Request for Special Meeting

   Shareholders holding at least 10% of the Trust's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of the Trust's shareholders for the purpose of voting on the removal of any Trustee. Meetings of the Trust's shareholders for any other purpose will also be called by the Trustees when requested in writing by shareholders holding at least 10% of the Shares then outstanding or, if the Trustees shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the Shares then outstanding may call and give notice of such meeting.

Other Matters to Come Before the Meeting

   The Trustees do not intend to present any other business at the Special Meeting other than as described in this Proxy Statement, nor are the Trustees aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying voting instruction card will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT VOTING INSTRUCTION CARDS BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE VOTING INSTRUCTION CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.


March 8, 2002

                                                                      EXHIBIT A

                         INFORMATION CONCERNING SHARES

                      OUTSTANDING AS OF FEBRUARY 15, 2002



                                                      Number of Shares
         Name of Series                                 Outstanding
         --------------                               ----------------
         Capital Guardian Global Portfolio              4,454,495.572

         Capital Guardian U.S. Equity Portfolio         5,818,862.192

         Capital Guardian Value Portfolio              13,221,500.555

         Dreyfus Small Cap Value Portfolio             20,205,284.333

         Dreyfus U.S. Government Securities Portfolio  10,771,743.099

         Endeavor Asset Allocation Portfolio           18,724,878.113

         Endeavor Enhanced Index Portfolio             11,659,165.676

         Endeavor High Yield Portfolio                  4,118,582.619

         Endeavor Janus Growth Portfolio                9,100,191.187

         Endeavor Money Market Portfolio              330,786,736.240

         Jennison Growth Portfolio                      4,340,106.777

         T. Rowe Price Equity Income Portfolio         16,399,806.108

         T. Rowe Price Growth Stock Portfolio          11,848,903.774

         T. Rowe Price International Stock Portfolio   13,483,787.716



                                     EXA-1

                                                                      Exhibit B

                     AGREEMENT AND PLAN OF REORGANIZATION


   THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made and entered into as of the 5th day of March, 2002, by and among Endeavor Series Trust ("Endeavor"), a Massachusetts business trust, on behalf of its 14 portfolios (each an "Original Portfolio"; together, the "Original Portfolios") and AEGON/Transamerica Series Fund, Inc. ("ATSF"), a Maryland corporation, on behalf of 14 of its portfolios (each, an "Successor Portfolio"; together, the "Successor Portfolios"). ATSF and Endeavor are collectively referred to as the "Parties."


   This Agreement is intended to be, and is adopted, as a plan of reorganization as described in Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will comprise the transfer of all of the assets of the Original Portfolios, in exchange solely for shares of beneficial interest, no par value, in corresponding Successor Portfolios of ATSF (the "Shares" or "ATSF Shares"), and ATSF's assumption of the liabilities of the Original Portfolios, and the constructive distribution, after the Closing Date (as defined in paragraph 3.1), of the ATSF Shares to the shareholders of Endeavor (the "Shareholders") in liquidation of Endeavor as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. Each Original Portfolio will merge with and into a corresponding ATSF Portfolio, as specified in Appendix A hereto. The foregoing transactions are collectively referred to herein as the "Reorganization."

   In consideration of the premises and of the mutual promises and agreements herein, the Parties hereto covenant and agree as follows:

1. THE REORGANIZATION

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Endeavor, on behalf of each of its Original Portfolios, agrees to sell, assign, convey, transfer and deliver all of its respective Assets as set forth in paragraph 1.2 to the custodian and such foreign sub-custodians designated by ATSF prior to the Closing Date, on behalf of ATSF, and ATSF agrees in exchange therefor (a) to issue and deliver to each Original Portfolio the number of full and fractional Shares of the corresponding Successor Portfolio as set forth in Appendix A, determined by dividing the aggregate value of the net assets of each Original Portfolio (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of an ATSF Share in the Successor Portfolio (computed in the manner and as of the time and date set forth in paragraph 2.2), and (b) to assume all of the liabilities of each of the Original Portfolios as set forth in paragraph

                                     EXB-1

         1.3. The consummation of such transactions (the "Closing") shall take place on the Closing Date.

    1.2. The assets of Endeavor to be acquired by ATSF shall include, without limitation, all cash (whether in U.S. or foreign currencies), cash equivalents, securities, commodities, interests in futures, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and other property owned by Endeavor (including any deferred or prepaid expenses shown as assets on the books of Endeavor) on the Closing Date (the "Assets").

        1.2.1. All securities of U.S. issuers, together with other securities which ATSF designates as securities to be held by a U.S. custodian, and other non-cash assets of Endeavor shall be delivered no later than the Closing Date by Endeavor to the U.S. custodian for ATSF to be held in conformity with applicable custody provisions under the Investment Company Act of 1940 (the "1940 Act") until the Closing for the account of ATSF. All foreign securities shall be delivered no later than the Closing Date to the foreign sub-custodians designated by ATSF. Securities so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary stock transfer stamps (or other documentation evidencing payment of necessary taxes), if any, or a check for the appropriate purchase price of such stamps (or payment of such necessary tax). Unless otherwise directed by ATSF in writing on or before the Closing Date, cash held by Endeavor shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of ATSF at the U.S. custodian for ATSF. Unless otherwise directed by ATSF in writing on or before the Closing Date, cash held in foreign currency, if any, shall be converted to U.S. dollars prior to Closing. A confirmation for the ATSF Shares registered in the name of Endeavor shall be delivered to Endeavor on the Closing Date.

    1.3. Except as otherwise provided herein, ATSF shall assume from Endeavor all debts, liabilities, obligations and duties of Endeavor of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Agreement.

    1.4. On the date of or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), Endeavor shall liquidate and

                                     EXB-2
         distribute pro rata the ATSF Shares in the Successor Portfolios received by Endeavor pursuant to paragraph 1.1 to shareholders of record, determined at the close of business on the Closing Date, in complete liquidation and redemption of their shares of Endeavor (the "Endeavor Shares"). Such liquidation and distribution shall be accomplished by the transfer of the ATSF Shares then credited to each Original Portfolio's account on ATSF share records to open accounts on those records in the names of such Shareholders (each account representing the pro rata number of ATSF Shares in each Successor Portfolio due the Shareholder in whose name the account is opened), whereupon Endeavor Shares held by such Shareholders shall be cancelled. Fractional Shares shall be rounded to the third decimal place.

    1.5. ATSF shall not issue certificates representing the ATSF Shares issued and delivered to Shareholders.

    1.6. Any transfer taxes payable upon issuance of the ATSF Shares in a name other than the registered holder of the shares on the books of Endeavor as of that time shall be paid by the person to whom such ATSF Shares are to be issued as a condition of such transfer.

    1.7. Any financial, regulatory and tax reporting responsibility of Endeavor is and shall remain the responsibility of Endeavor up to and including the Liquidation Date.

    1.8. All books and records of Endeavor, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall become the property of ATSF on or prior to the Closing Date.

    1.9. The Manager of ATSF shall obtain, at its expense, liability insurance for the Trustees of Endeavor for a period of six years following the Closing Date.

   1.10. The Original Portfolio shall pay or cause to be paid to the Successor Portfolio any interest received on or after the Closing Date with respect to assets transferred from the Original Portfolio to the Successor Portfolio hereunder any distributions, rights or other assets received by the Original Portfolio after the Closing Date as distributions on or with respect to the securities transferred from the Original Portfolio to the Successor Portfolio hereunder. All such assets shall be deemed included in assets transferred to the Successor Portfolio on the Closing Date and shall not be separately valued.

2. VALUATION

    2.1. The value of each Original Portfolio's assets and liabilities to be acquired and assumed, respectively, by the Successor Portfolios shall be

                                     EXB-3
         the value of the Original Portfolio's net assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m., eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Time"), Endeavor using the valuation procedures set forth in Endeavor's then-current prospectus and statement of additional information.

    2.2. The net asset value of a ATSF Share in an Successor Portfolio shall be the net asset value per share as initially determined by the Board of Directors of ATSF and shall equal the net asset value per share of the corresponding Original Portfolio.

    2.3. The number of Shares of the Successor Portfolio to be issued (including fractional shares, if any) in exchange for each Original Portfolio's net assets shall be calculated by dividing the net assets of such Original Portfolio determined in accordance with paragraph 2.1 by the net asset value per share of a ATSF Share of the Successor Portfolio determined in accordance with paragraph 2.2.

3. CLOSING AND CLOSING DATE

    3.1. The closing shall occur on April 30, 2002 or such other date as the Parties may agree upon (the "Closing Date"). All acts taking place at the Closing shall be determined to take place simultaneously as of the close of business (5 p.m. Eastern Time) on the Closing Date, unless otherwise provided. The Closing shall be at the office of ATSF (or at such other place as the Parties may agree).


    3.2. Endeavor shall deliver to ATSF at the Closing a certificate of an authorized officer of Boston Safe Deposit & Trust Co., the custodian for Endeavor, stating that (a) Endeavor's Assets have been delivered in proper form to Investors Bank & Trust Company, as custodian for ATSF, and those foreign sub-custodians designated by ATSF prior to the Closing Date, on behalf of ATSF on the Closing Date, and (b) all necessary taxes, including applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of such Assets.


    3.3. In the event that, as of the Valuation Time (a) the NYSE or other primary trading market for securities of Endeavor shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of Endeavor is impracticable, the Closing Date shall be postponed until such other date as the Parties may agree upon.

                                     EXB-4

    3.4. The transfer agent for Endeavor shall deliver to ATSF on or prior to the Liquidation Date, a list of names and addresses of the Shareholders of Endeavor and the number of its outstanding shares in each Original Portfolio owned by each such Shareholder (as shown on the books of Endeavor's transfer agent), all as of the close of business on the Closing Date, certified by the Secretary or Assistant Secretary of Endeavor. ATSF shall issue and deliver to said Secretary or Assistant Secretary a confirmation evidencing the Shares of the Successor Portfolios to be credited to the Shareholders of each Original Portfolio on the Liquidation Date pursuant to paragraph 1.5, or provide evidence satisfactory to Endeavor that such Shares have been credited to Endeavor's account on the books of ATSF. At the Closing, each Party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts, and other documents as such other Party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

    4.1. Endeavor represents and warrants (which representations and warranties will be true and correct on the Closing Date as though made on and as of the Closing Date) as to Endeavor as follows:

        4.1.1. Endeavor is an unincorporated voluntary association duly organized, validly existing, and in good standing as a business trust under the laws of the Commonwealth of Massachusetts, and a copy of its respective Restatement of Declaration of Trust ("Declaration of Trust") is on file with the Secretary of the Commonwealth of Massachusetts.

        4.1.2. It is an open-end management investment company duly registered under the 1940 Act, and the registration statement on Form N-1A for Endeavor is in full force and effect and conforms in all material respects to the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the 1940 Act.

        4.1.3. All of its shares have been offered and sold in compliance in all material respects with applicable requirements of the federal and state securities laws. Its shares are registered in all jurisdictions in which they are required to be registered and all such registrations, together with any periodic reports or supplemental filings required to be made in any such jurisdiction are complete and current, all fees required to be paid have been paid and Endeavor is not subject to any stop order and is fully qualified to continue to sell its shares in each jurisdiction.

                                     EXB-5

        4.1.4. Endeavor is not, and the execution, delivery and performance of this Agreement (subject to approval by shareholders) will not result in its being, in violation of any provision of its Declaration of Trust or By-laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which it is a party or by which it is bound; provided, however, that any investment policy or restriction of Endeavor or any of its Original Portfolios that may prevent them from acquiring the Shares of ATSF necessary to consummate the transactions contemplated by this Agreement shall not be deemed to give rise to a violation for purposes of this paragraph 4.1.4.

        4.1.5. All material contracts or other commitments of or applicable to Endeavor (other than this Agreement) shall be terminated on or prior to the Closing Date, except that each of its transfer agency agreements and custodian contracts shall be terminated immediately after the Closing; all such terminations shall be made without ATSF or Endeavor incurring any liability or penalty with respect thereto.

        4.1.6. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Endeavor or any of the properties or assets in any Original Portfolio, except as previously disclosed in writing to ATSF. Endeavor knows of no facts that might form the basis for the institution of such proceedings, and Endeavor is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business, its financial condition, or its ability to consummate the transactions herein contemplated.

        4.1.7. The Statements of Assets and Liabilities, the Statements of Operations, the Statements of Changes in Net Assets, Financial Highlights, and the Schedules of Investments of each Original Portfolio at or for the period ended December 31, 2001, as applicable, have been audited by Ernst & Young LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are presented in accordance with generally accepted accounting principles consistently applied and fairly present, in all material respects, the financial condition of the Original Portfolios as of such date, and there are no material known liabilities of the Original Portfolios as of December 31, 2001, (contingent or otherwise) not disclosed therein.

                                     EXB-6

        4.1.8. Since December 31, 2001, there has not been any material adverse change in any Original Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any occurrence by an Original Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by ATSF. For the purposes of this paragraph 4.1.8, a decline in net assets value per share or an increase or decrease in the number of shares outstanding shall not constitute a material adverse change.


        4.1.9. All federal or other tax returns and reports of Endeavor required by law to have been filed have been filed on behalf of each Original Portfolio, and all federal and other taxes shown as due on such returns and reports shall have been paid insofar as due, or provision shall have been made for payment thereof, and to the best of Endeavor's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. Final tax returns of Endeavor shall be filed on behalf of each Original Portfolio.


       4.1.10. Each Original Portfolio's liabilities to be assumed by an Successor Portfolio were incurred by such Original Portfolio in the ordinary course of its business.

       4.1.11. For each past taxable year since it commenced operations and for the current taxable year, each Original Portfolio has met, and shall continue to meet, the requirements of Subchapter M of the Code, for qualification and treatment as a regulated investment company under the Code.

       4.1.12. Endeavor has maintained all records required under Section 31 of the 1940 Act and rules thereunder.

       4.1.13. Each of the Original Portfolios has complied, and shall continue to comply, with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

       4.1.14. All issued and outstanding shares of Endeavor (1) are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, except to the extent that under Massachusetts law shareholders of an unincorporated voluntary association organized as a business trust, as Endeavor is, may, under certain circumstances, be held liable for the obligations of the association, and (2) at the Closing Date will

                                     EXB-7
               be held by the persons and in the amounts set forth in the list of Shareholders delivered to ATSF in accordance with the provisions of paragraph 3.4. Neither Endeavor nor any of its Original Portfolios has outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares.

       4.1.15. Endeavor shall have good and marketable title to its Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets free of any liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, and upon delivery and payment for such Assets, ATSF will acquire good and marketable title thereto, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities other than as disclosed to and accepted by ATSF on behalf of the Acquiring Portfolio. The fair market value of such Assets shall exceed the amount of the liabilities ATSF shall assume from Endeavor or to which said Assets shall be subject.

       4.1.16. The execution, delivery, and performance of this Agreement have been duly authorized by the Board of Trustees of Endeavor, and by all other necessary trustee action, subject to any necessary Shareholder approval, on the part of Endeavor, and this Agreement constitutes a valid and binding obligation of Endeavor enforceable in accordance with its terms, subject to any necessary Shareholder approval and subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.


       4.1.17. The information to be furnished by Endeavor for use in registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto. On the date the definitive proxy statement is filed with the Securities and Exchange Commission by Endeavor on Schedule 14A relating to the Reorganization pursuant to the transactions contemplated by this Agreement, and any supplemental solicitation materials thereto (the "Proxy Statement"), and at the time of the meeting of the Shareholders, the Proxy Statement (i) will comply in all material respects with the provisions of the Securities Exchange Act of 1934 (the "1934 Act"), and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue


                                     EXB-8
               statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements herein not misleading; provided, however, that the representations and warranties in this paragraph 4.1.18. shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information furnished by ATSF for use therein.

    4.2. ATSF represents and warrants as follows:

        4.2.1. ATSF is an incorporated business duly organized, validly existing, and in good standing as a corporation under the laws of the State of Maryland, and a copy of its Articles of Incorporation is on file with the Secretary of the State of Maryland.

        4.2.2. It is an open-end management investment company duly registered under the 1940 Act, and the registration statement on Form N-1A for ATSF, as amended from time to time (the "ATSF Registration Statement"), is in full force and effect and conforms in all material respects to the requirements of the 1933 Act and the 1940 Act.

        4.2.3. All of its shares have been offered and sold in compliance in all material respects with applicable requirements of the federal and state securities laws. Its shares are registered in all jurisdictions in which they are required to be registered and all such registrations, together with any periodic reports or supplemental filings required to be made in any such jurisdiction are complete and current, all fees required to be paid have been paid and ATSF is not subject to any stop order and is fully qualified to continue to sell its shares in each jurisdiction.

        4.2.4. ATSF is not, and the execution, delivery and performance of this Agreement will not result in its being, in violation of any provision of its Articles of Incorporation or By-laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which ATSF is a party or by which ATSF is bound.

        4.2.5. No material litigation or administrative proceedings or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against ATSF or any of the Successor Portfolio's properties or assets, except as previously disclosed in writing to Endeavor. ATSF knows of no facts that might form the basis for the institution of such proceedings, and ATSF is not a party to or subject to the

                                     EXB-9
               provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business, its financial condition, or its ability to consummate the transactions herein contemplated.

        4.2.6. Each Successor Portfolio has no known liabilities of a material amount, contingent or otherwise.

        4.2.7. At the Closing Date, there will not be any material adverse change in the financial condition or business of any of the Successor Portfolios.

        4.2.8. Any federal and other tax returns and reports of ATSF required by law to have been filed have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and to the best of ATSF's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

        4.2.9. For the current taxable year, each Successor Portfolio intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company under the Code.

       4.2.10. Each Successor Portfolio intends to comply, with the diversification requirements of Section 817(h) of the Code.

       4.2.11. ATSF has maintained all records required under Section 31 of the 1940 Act and rules thereunder.

       4.2.12. Prior to the Closing Date, there shall be no issued and outstanding shares of the Successor Portfolios, and, at the time of the transactions contemplated hereby on the Closing Date, each Successor Portfolio shall be effective under the ATSF Registration Statement and shares issued in connection with the transactions contemplated hereby will be duly and validly authorized, issued and outstanding, fully paid, and nonassessable, and (2) at the Closing Date will be issued to the persons and in the amounts set forth in the list of Shareholders (the "List") provided by the transfer agent for Endeavor in accordance with the provisions of paragraph 3.4. Except as contemplated by this Agreement, ATSF does not have any outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares.

       4.2.13. The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of ATSF

                                    EXB-10
               and by all other necessary action on the part of ATSF and this Agreement constitutes a valid and binding obligation of ATSF enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

       4.2.14. The information to be furnished by ATSF for use in the ATSF Registration Statement, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto. On the date the definitive Proxy Statement is filed with the Securities and Exchange Commission by Endeavor on Schedule 14A relating to the Reorganization pursuant to the transactions contemplated by this Agreement, and the Proxy Statement, and at the time of the meeting of the Shareholders, the Proxy Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements herein not misleading; provided, however, that the representations and warranties in this paragraph
               4.2.13. shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information furnished by Endeavor for use therein.

5. COVENANTS OF ATSF AND ENDEAVOR

    5.1. Endeavor covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of Endeavor.

    5.2. Endeavor covenants (1) to call a meeting of its Shareholders to consider and act upon this Agreement, and (2) to take all other actions necessary to obtain approval of the transactions contemplated hereby, including preparing, or directing the preparation of, a proxy statement in compliance with the 1934 Act and the 1940 Act in connection with Endeavor's Shareholders meeting.

                                    EXB-11

    5.3. Endeavor covenants that the Shares to be received by Endeavor in connection with the Reorganization are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.4. Endeavor covenants that it shall assist ATSF in obtaining such information as ATSF reasonably requests concerning the beneficial ownership of Endeavor Shares.

    5.5. Each Party covenants that it will, from time to time, as and when requested by the other Party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and take or cause to be taken such further action, as the other Party may deem necessary or desirable in order to vest in and confirm to, as applicable, (a) title to and possession by ATSF of all the Assets, (b) Endeavor's title to and possession of Shares, and (c) of ATSF to otherwise carry out the intent and purposes of this Agreement.

    5.6. Subject to the provisions of this Agreement, Endeavor and ATSF shall take or cause to be taken all action, and will do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

    5.7. ATSF covenants to prepare, or direct the preparation of, a post-effective amendment to the ATSF Registration Statement on Form N-1A, in compliance with the 1933 Act, the 1934 Act, and the 1940 Act.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF ENDEAVOR

   The obligations of Endeavor to consummate the transactions provided for herein shall be subject to the performance or satisfaction by ATSF of all the obligations or conditions to be performed or satisfied by it hereunder on or prior to the Closing Date and the following further conditions:

    6.1. All representations and warranties of ATSF contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    6.2. ATSF shall have delivered to Endeavor on the Closing Date a certificate executed in its name by the President or a Vice President of ATSF, in form and substance satisfactory to Endeavor and dated as of the Closing Date, to the effect that the representations and warranties of ATSF made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this agreement, and as to such other matters as Endeavor shall reasonably request.

                                    EXB-12

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ATSF

   The obligations of ATSF to complete the transactions provided for herein shall be subject to the performance or satisfaction by Endeavor of all the obligations or conditions to be performed or satisfied by it hereunder on or prior to the Closing Date and the following further conditions:

    7.1. All representations and warranties of Endeavor contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    7.2. Endeavor shall have delivered to ATSF on the Closing Date a statement of the assets and liabilities of each Original Portfolio together with a list of its portfolio securities showing the adjusted tax bases and holding periods of such securities by lot, as of the Closing Date, certified by the Principal Accounting Officer of Endeavor.

    7.3. Endeavor shall have delivered to ATSF on the Closing Date a certificate executed in its name by the President or a Vice President of Endeavor, in form and substance satisfactory to ATSF and dated as of the Closing Date, to the effect that the representations and warranties of Endeavor made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as ATSF shall reasonably request.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ATSF AND ENDEAVOR

   The obligations of ATSF and Endeavor hereunder are subject to the further conditions that on or prior to the Closing Date:

    8.1. This Agreement and the transactions contemplated hereby, and any necessary waiver or suspension of any investment restriction of Endeavor, shall have been approved by the requisite vote of the holders of the respective outstanding Endeavor Shares in accordance with the 1940 Act, the laws of the Commonwealth of Massachusetts, and the provisions of Endeavor's Declaration of Trust and By-laws, and the appropriate certificate(s) from the Secretary of Endeavor evidencing such approval shall have been delivered to ATSF.

    8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                                    EXB-13

    8.3. All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky or securities authorities, including exemptive orders and/or "no-action" positions of such authorities) deemed necessary by either ATSF or Endeavor to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on either Party's assets or properties, provided that either ATSF or Endeavor may for itself waive any part of this condition.

    8.4. The post-effective amendment to ATSF's Registration Statement on Form N-1A, shall each have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the Parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.

    8.5. ATSF and Endeavor shall have received on or before the Closing Date an opinion of counsel substantially to the effect that for federal income tax purposes:

        8.5.1. The Reorganization will constitute a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each of Endeavor and ATSF will be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

        8.5.2. No gain or loss will be recognized to Endeavor on the transfer of the Assets to ATSF in exchange solely for the Shares and ATSF's assumption of Endeavor's liabilities and the subsequent distribution of those shares to the Shareholders in constructive exchange for their Endeavor Shares in liquidation of Endeavor.

        8.5.3. No gain or loss will be recognized to ATSF on its receipt of the Assets in exchange for the Shares and ATSF's assumption of Endeavor's liabilities.

        8.5.4. ATSF's basis for the Assets will be the same as Endeavor's basis for the Assets immediately before the Reorganization.

        8.5.5. ATSF's holding period for the Assets will include Endeavor's therefor.

        8.5.6. No gain or loss will be recognized to the Shareholders on the constructive exchange of their Endeavor Shares solely for Shares in ATSF.

                                    EXB-14

        8.5.7. The basis of the ATSF Shares to be received by a shareholder will be the same as the adjusted basis of that Shareholder's Endeavor Shares constructively surrendered in exchange therefor.

        8.5.8. The holding period of the ATSF Shares received by a Shareholder will include the Shareholder's holding period for Endeavor Shares constructively surrendered in exchange therefor, provided such Endeavor Shares were held as capital assets on the Closing Date.

   At any time prior to the Closing, any of the foregoing conditions may be waived by a Party if, in the judgement of its Board of Trustees or Board of Directors, as applicable, such waiver will not have a material adverse effect on the interests of the Shareholders.

9. FINDER'S FEES AND EXPENSES

    9.1. Each Party represents and warrants to the other that there are no finder's fees payable in connection with the transactions provided for herein.

    9.2. The expenses of the Reorganization shall be borne by AEGON/Transamerica Fund Advisers, Inc. or its affiliate, whether or not the transactions contemplated herein are consummated.
10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   10.1. Neither ATSF nor Endeavor has made any representations, warranty or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Parties.

   10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.
11. TERMINATION

   A Party may at its option terminate this Agreement at or prior to the Closing Date because of:

   11.1. A mutual agreement between the Parties;

   11.2. A material breach by the other Party of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date; or

   11.3. A condition herein expressed to be precedent to the obligations of a terminating Party not having been met and it reasonably appearing that it will not or cannot be met.

                                    EXB-15

   In the event of any such termination, there shall be no liability for damages on the part of a Party or any trustee, director, or officer of either of the Parties.

12. AMENDMENT

   This Agreement may be amended, modified or supplemented at any time in such manner as may be mutually agreed upon in writing by the Parties; provided, however, that following any Shareholders' meeting called by Endeavor pursuant to paragraph 5.2, no such amendment shall be made that has a material adverse effect on the Shareholders' interests unless the Agreement, as modified, is approved by the requisite vote of the Shareholders.

13. NOTICES

   Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight delivery service, addressed as follows:

      If to Endeavor:

          Endeavor Series Trust
          4333 Edgewood Road, N.E.
          Cedar Rapids, Iowa 52499-0001

      If to ATSF:

          AEGON/Transamerica Series Fund, Inc.
          570 Carillon Parkway
          St. Petersburg, Florida 33716

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

   12.1. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   12.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   12.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of law provisions thereof, except that the due authorization, execution and delivery of this Agreement, in the case of Endeavor, shall be governed and construed in accordance with the laws of Massachusetts, without giving effect to the conflicts of law provisions thereof and except to the extent that the subject matter covered by this Agreement is governed by the federal securities laws.

                                    EXB-16

   12.4. This Agreement shall bind and inure to the benefit of the Parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either Party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the Parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

15. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS

   The Agreement and Declaration of Trust of Endeavor dated November 18, 1988 is on file with the Secretary of State of the Commonwealth of Massachusetts, and this Agreement was executed on behalf of Endeavor and not individually, and the obligations hereunder are not binding upon the Trustees, officers, or shareholders individually but are binding only upon the assets and property of Endeavor. Each Party agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the other Party in settlement of such rights or claims, and not to such directors, trustees, officers or shareholders of the other Party.

   IN WITNESS WHEREOF, each Party has caused this Agreement to be executed by the undersigned officer of Endeavor and ATSF, respectively.

Endeavor Series Trust

By:_______________________________________________________________
     President

AEGON/Transamerica Series Fund, Inc.

By:_______________________________________________________________
     President

                                    EXB-17

                                  Appendix A

   Endeavor and ATSF enter into this Agreement and Plan of Reorganization on behalf of their respective series as set forth below:

           ORIGINAL PORTFOLIO        SUCCESSOR PORTFOLIO
           ------------------        -------------------

           Endeavor Money Market     Van Kampen Money Market
             Portfolio

           T. Rowe Price             Van Kampen Active International
             International Stock       Allocation
             Portfolio

           Capital Guardian Value    Capital Guardian Value
             Portfolio

           Jennison Growth Portfolio Jennison Growth

           Dreyfus Small Cap Value   Dreyfus Small Cap Value
             Portfolio

           T. Rowe Price Equity      T. Rowe Price Equity Income
             Income Portfolio

           T. Rowe Price Growth      T. Rowe Price Growth Stock
             Stock Portfolio

           Endeavor Enhanced Index   J. P. Morgan Enhanced Index
             Portfolio

           Endeavor Janus Growth     Janus Growth II
             Portfolio

           Capital Guardian U. S.    Capital Guardian U. S. Equity
             Equity Portfolio

           Capital Guardian Global   Capital Guardian Global
             Portfolio

           Dreyfus U. S. Government  Transamerica U. S. Government
             Securities Portfolio      Securities

           Endeavor High Yield       MFS High Yield
             Portfolio

           Endeavor Asset Allocation Van Kampen Asset Allocation
             Portfolio

                                    EXB-18

                     PLEASE GIVE US YOUR INSTRUCTIONS TODAY!
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                             OF ADDITIONAL MAILINGS



                  Please detach at perforation before mailing.

VOTING INSTRUCTION CARD     ENDEAVOR SERIES TRUST       VOTING INSTRUCTION CARD
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on April 26, 2002

The undersigned contract owner, annuitant or participant, by completing this form does hereby appoint AUSA Life Insurance Company, Inc. attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest which the undersigned is entitled to give voting instructions at a Special Meeting of Shareholders to be held at 10:00 a.m. Central Time on April 26, 2002 at the offices of Endeavor Series Trust, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499 and at any adjournments thereof.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                            VOTE VIA FACSIMILE:  1-888-796-9932

                            CONTROL NUMBER:  999 9999 9999 999



Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


----------------------------------------------
Signature

----------------------------------------------
Signature (if held jointly)

----------------------------------------------
Date                                                                AES_12297A

                      YOUR INSTRUCTIONS ARE VERY IMPORTANT!
                        PLEASE SIGN, DATE AND RETURN YOUR
                               INSTRUCTIONS TODAY

                  Please detach at perforation before mailing.

PORTFOLIO                                PORTFOLIO                                          PORTFOLIO
---------                                ---------                                          ---------
Capital Guardian Global    12578.2560    Capital Guardian U.S. Equity         5125,2450     Capital Guardian Value       1544.1211
Dreyfus Small Cap Value    12578.2560    Dreyfus U.S. Government Securities   1234.9876     Endeavor Asset Allocation    3456.9876
Endeavor Enhanced Index     1234.5678    Endeavor High Yield                  1234.4567     Endeavor Janus Growth        0000.9999
Endeavor Money Market       2345.6543    Jennison Growth                      2131.4545     T. Rowe Price Equity Income  9999.9999
T. Rowe Price Growth Stock  4321.9876    T. Rowe Price International Stock    5555.7161

THE INSURANCE COMPANY WILL VOTE "FOR" THE PROPOSAL UNLESS OTHER WISE INSTRUCTED BY THE CONTRACT OWNER.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [ ]

1. To approve an Agreement and Plan of Reorganization (the "Plan") for each Portfolio providing for the reorganization of the Portfolio as a corresponding series (a "Successor Portfolio") of AEGON/Transamerica Series Fund, Inc., a Maryland corporation and, in connection with each reorganization, the acquisition of all of the assets of the Portfolio in exchange for shares of the Successor Portfolio, and the assumption by the Successor Portfolio of all the liabilities of the Portfolio. The Plan also provides for the distribution of such shares of the Successor Portfolio to the shareholders of the Portfolio in liquidation and subsequent termination of the Portfolio.


                                         FOR   AGAINST   ABSTAIN                                          FOR   AGAINST   ABSTAIN
   Capital Guardian Global                [ ]    [ ]      [ ]       Capital Guardian U.S. Equity           [ ]    [ ]      [ ]

   Capital Guardian Value                 [ ]    [ ]      [ ]       Dreyfus Small Cap Value                [ ]    [ ]      [ ]

   Dreyfus U.S. Government Securities     [ ]    [ ]      [ ]       Endeavor Asset Allocation              [ ]    [ ]      [ ]

   Endeavor Enhanced Index                [ ]    [ ]      [ ]       Endeavor High Yield                    [ ]    [ ]      [ ]

   Endeavor Janus Growth                  [ ]    [ ]      [ ]       Endeavor Money Market                  [ ]    [ ]      [ ]

   Jennison Growth                        [ ]    [ ]      [ ]       T. Rowe Price Equity Income            [ ]    [ ]      [ ]

   T. Rowe Price Growth Stock             [ ]    [ ]      [ ]       T. Rowe Price International Stock      [ ]    [ ]      [ ]


To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

                                                                      AES_12297A

PLEASE SIGN, DATE AND RETURN THE INSTRUCTION CARD PROMPTLY IN THE ENCLOSED ENVELOPE

                     PLEASE GIVE US YOUR INSTRUCTIONS TODAY!
                   YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE
                             OF ADDITIONAL MAILINGS





































                  Please detach at perforation before mailing.







VOTING INSTRUCTION CARD                 ENDEAVOR SERIES TRUST                   VOTING INSTRUCTION CARD
                               NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                     To Be Held on April 26, 2002

The undersigned contract owner, annuitant or participant, by completing this form does hereby appoint Peoples Benefit Life Insurance Company attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest which the undersigned is entitled to give voting instructions at a Special Meeting of Shareholders to be held at 10:00 a.m. Central Time on April 26, 2002 at the offices of Endeavor Series Trust, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499 and at any adjournments thereof.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                            VOTE VIA FACSIMILE: 1-888-796-9932
                            ----------------------------------------------------
                            CONTROL NUMBER:  999 9999 9999 999
                            ----------------------------------------------------



Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

--------------------------------------------------------------------------------
Signature

--------------------------------------------------------------------------------
Signature (if held jointly)

--------------------------------------------------------------------------------
Date                                                                  AES_12297B

                      YOUR INSTRUCTIONS ARE VERY IMPORTANT!
                        PLEASE SIGN, DATE AND RETURN YOUR
                               INSTRUCTIONS TODAY

                  Please detach at perforation before mailing.

PORTFOLIO                              PORTFOLIO                                       PORTFOLIO
Capital Guardian Global    12578.2560  Capital Guardian U.S. Equity       5125.2450     Capital Guardian Value      1544.1211
Dreyfus Small Cap Value    12578.2560  Dreyfus U.S. Government Securities 1234.9876     Endeavor Asset Allocation   3456.9876
Endeavor Enhanced Index    1234.5678   Endeavor High Yield                1234.4567     Endeavor Janus Growth       0000.9999
Endeavor Money Market      2345.6543   Jennison Growth                    2131.4545     T. Rowe Price Equity Income 9999.9999
T. Rowe Price Growth Stock 4321.9876   T. Rowe Price International Stock  5555.7161

THE INSURANCE COMPANY WILL VOTE "FOR" THE PROPOSAL UNLESS OTHER WISE INSTRUCTED BY THE CONTRACT OWNER.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [_]

1. To approve an Agreement and Plan of Reorganization (the "Plan") for each Portfolio providing for the reorganization of the Portfolio as a corresponding series (a "Successor Portfolio") of AEGON/Transamerica Series Fund, Inc., a Maryland corporation and, in connection with each reorganization, the acquisition of all of the assets of the Portfolio in exchange for shares of the Successor Portfolio, and the assumption by the Successor Portfolio of all the liabilities of the Portfolio. The Plan also provides for the distribution of such shares of the Successor Portfolio to the shareholders of the Portfolio in liquidation and subsequent termination of the Portfolio.

                                       FOR         AGAINST       ABSTAIN
Capital Guardian Global                [_]           [_]           [_]

Capital Guardian Value                 [_]           [_]           [_]

Dreyfus U.S. Government Securities     [_]           [_]           [_]

Endeavor Enhanced Index                [_]           [_]           [_]

Endeavor Janus Growth                  [_]           [_]           [_]

Jennison Growth                        [_]           [_]           [_]

T. Rowe Price Growth Stock             [_]           [_]           [_]


                                       FOR         AGAINST       ABSTAIN
Capital Guardian U.S. Equity           [_]           [_]           [_]

Dreyfus Small Cap Value                [_]           [_]           [_]

Endeavor Asset Allocation              [_]           [_]           [_]

Endeavor High Yield                    [_]           [_]           [_]

Endeavor Money Market                  [_]           [_]           [_]

T. Rowe Price Equity Income            [_]           [_]           [_]

T. Rowe Price International Stock      [_]           [_]           [_]

To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

                                                                      AES_12297B

                PLEASE SIGN, DATE AND RETURN THE INSTRUCTION CARD
                        PROMPTLY IN THE ENCLOSED ENVELOPE

                     PLEASE GIVE US YOUR INSTRUCTIONS TODAY!
                   YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE
                             OF ADDITIONAL MAILINGS





                  Please detach at perforation before mailing.


VOTING INSTRUCTION CARD      ENDEAVOR SERIES TRUST       VOTING INSTRUCTION CARD
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          To Be Held on April 26, 2002

The undersigned contract owner, annuitant or participant, by completing this form does hereby appoint Transamerica Life Insurance Company attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest which the undersigned is entitled to give voting instructions at a Special Meeting of Shareholders to be held at 10:00 a.m. Central Time on April 26, 2002 at the offices of Endeavor Series Trust, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499 and at any adjournments thereof.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                            VOTE VIA FACSIMILE:  1-888-796-9932
                            CONTROL NUMBER:  999 9999 9999 999



Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                    AES_12297C-D

                      YOUR INSTRUCTIONS ARE VERY IMPORTANT!
                        PLEASE SIGN, DATE AND RETURN YOUR
                               INSTRUCTIONS TODAY

                  Please detach at perforation before mailing.


PORTFOLIO                                     PORTFOLIO                                            PORTFOLIO
---------                                     ---------                                            ---------
Capital Guardian Global     12578.2560  Capital Guardian U.S. Equity         5125.2450   Capital Guardian Value       1544.1211
Dreyfus Small Cap Value     12578.2560  Dreyfus U.S. Government Securities   1234.9876   Endeavor Asset Allocation    3456.9876
Endeavor Enhanced Index      1234.5678  Endeavor High Yield                  1234.4567   Endeavor Janus Growth        0000.9999
Endeavor Money Market        2345.6543  Jennison Growth                      2131.4545   T. Rowe Price Equity Income  9999.9999
T. Rowe Price Growth Stock   4321.9876  T. Rowe Price International Stock    5555.7161

THE INSURANCE COMPANY WILL VOTE "FOR" THE PROPOSAL UNLESS OTHER WISE INSTRUCTED BY THE CONTRACT OWNER.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:[ ]


1. To approve an Agreement and Plan of Reorganization (the "Plan") for each Portfolio providing for the reorganization of the Portfolio as a corresponding series (a "Successor Portfolio") of AEGON/Transamerica Series Fund, Inc., a Maryland corporation and, in connection with each reorganization, the acquisition of all of the assets of the Portfolio in exchange for shares of the Successor Portfolio, and the assumption by the Successor Portfolio of all the liabilities of the Portfolio. The Plan also provides for the distribution of such shares of the Successor Portfolio to the shareholders of the Portfolio in liquidation and subsequent termination of the Portfolio.




                                         FOR   AGAINST   ABSTAIN                                          FOR   AGAINST   ABSTAIN
   Capital Guardian Global                [ ]    [ ]      [ ]       Capital Guardian U.S. Equity           [ ]    [ ]      [ ]

   Capital Guardian Value                 [ ]    [ ]      [ ]       Dreyfus Small Cap Value                [ ]    [ ]      [ ]

   Dreyfus U.S. Government Securities     [ ]    [ ]      [ ]       Endeavor Asset Allocation              [ ]    [ ]      [ ]

   Endeavor Enhanced Index                [ ]    [ ]      [ ]       Endeavor High Yield                    [ ]    [ ]      [ ]

   Endeavor Janus Growth                  [ ]    [ ]      [ ]       Endeavor Money Market                  [ ]    [ ]      [ ]

   Jennison Growth                        [ ]    [ ]      [ ]       T. Rowe Price Equity Income            [ ]    [ ]      [ ]

   T. Rowe Price Growth Stock             [ ]    [ ]      [ ]       T. Rowe Price International Stock      [ ]    [ ]      [ ]


To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

                                                                    AES_12297C-D

PLEASE SIGN, DATE AND RETURN THE INSTRUCTION CARD PROMPTLY IN THE ENCLOSED ENVELOPE